CLASS I SHARES

BISHOP STREET FUNDS

PROSPECTUS
APRIL 30, 2009
AS REVISED
FEBRUARY 1, 2010

STRATEGIC GROWTH FUND

DIVIDEND VALUE FUND
(FORMERLY, LARGE CAP CORE EQUITY FUND)

HIGH GRADE INCOME FUND

HAWAII MUNICIPAL BOND FUND

GOVERNMENT MONEY MARKET FUND
(FORMERLY, THE MONEY MARKET FUND)

INVESTMENT ADVISER:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense..

BISHOP STREET FUNDS

Your Avenue
To Sound Investment

ABOUT THIS PROSPECTUS
Bishop Street Funds is a mutual fund family offering different classes of shares in separate investment portfolios (Funds) that have individual investment goals and strategies. This prospectus gives you important information about Class I Shares of the Bishop Street Funds that you should know before investing. Please read this prospectus and keep it for future reference.
This prospectus has been arranged into different sections so that you can easily review this important information. In the next column, there is some general information you should know about risk and return that is common to each of the Funds.
If you would like more detailed information about the Funds, please see:
RISK/RETURN INFORMATION COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.
Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how well an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.
The value of your investment in a Fund (other than the Money Market Fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.
The Money Market Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Money Market Fund is subject to income risk, which is the possibility that the Money Market Fund’s yield will decline due to falling interest rates. Although the Money Market Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Money Market Fund.
An investment in each Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.
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BISHOP STREET STRATEGIC GROWTH FUND
■   ■   ■    FUND SUMMARY
Investment Goal
Long-term capital appreciation
Investment Focus
Common stocks
Share Price Volatility
High
Principal Investment Strategy
Investing in U.S. growth stocks
Investor Profile
Investors seeking long-term capital appreciation, who are willing to accept the risk of high share price volatility
■   ■   ■    SIMPLY SPEAKING
What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to-book ratios. The S&P 500 Index is a widely-recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. Each Index is capitalization weighted, meaning each stock in the index is weighted to its market value. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.
■   ■   ■    INVESTMENT STRATEGY
The Strategic Growth Fund primarily invests in U.S. common stocks that BNP Paribas Asset Management, Inc. (Sub-Adviser) believes have potential for capital appreciation. The Fund’s portfolio is comprised of approximately fifty equally-weighted stocks. The Fund expects to remain as fully invested in the above securities as practicable.
The Sub-Adviser’s investment strategy uses a proprietary, quantitative investment model to make investment decisions for the Fund. The
Sub-Adviser’s model selects securities from an initial database of approximately 1,500 stocks, which are screened down to 500. This screening is based on factors such as market capitalization and daily trading volume. The model then ranks the securities based on a myriad of other factors, such as growth prospects, and produces “buy,” “hold” and “sell” recommendations. All factors used in the model are based on the Sub-Adviser’s in-house research.
The Sub-Adviser’s model focuses on “growth” stocks. These are stocks that the Sub-Adviser believes have above-average potential for long-term capital appreciation based on factors such as improving earnings, growth in book value and valuation. The Sub-Adviser’s model is not necessarily designed to focus on traditional or more commonly recognized growth concepts, such as above average gains in earnings, high levels of profit growth or high price to earnings ratios.
The Fund’s portfolio manager reviews the model’s recommendations generally on a daily basis to maintain approximate equal weightings of the stocks in the Fund’s portfolio. On a monthly basis, the portfolio manager and the Investment Committee rebalance the Fund’s portfolio and make buy and sell decisions for the Fund based on the model’s recommendations. The portfolio manager and the Investment Committee generally do not override the model’s recommendations, absent unusual circumstances. The Sub-Adviser expects the Fund to experience a low level of portfolio turnover.
■   ■   ■    PRINCIPAL RISKS OF INVESTING
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.
■   ■   ■    PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.
Average Annual Total Returns
This table compares the Fund’s average annual total returns for the periods ended December 31, 2008 to those of the S&P 500 Composite Index and the Consumer Price Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since
	1 Year	5 Years	Inception*
Strategic Growth Fund Return Before Taxes Class I Shares	(41.46)%	(2.85)%	0.49%
Strategic Growth Fund Return After Taxes on Distributions Class I Shares	(41.61)%	(3.61)%	(0.11)%
Strategic Growth Fund Return After Taxes on Distributions and Sale of Fund Shares Class I Shares	(26.58)%	(2.10)%	0.67%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	(37.00)%	(2.19)%	1.79%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	0.09%	2.67%	2.44%

*	The Fund’s inception date is July 1, 2002. Index returns provided from July 31, 2002.
■   ■   ■   FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)*	None
Exchange Fee	None

*	Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see “How to Sell Your Fund Shares — Receiving Your Money”).
Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.74%

Other Expenses	0.55	%*

Total Annual Operating Expenses	1.29	%**

*	Other Expenses include shareholder servicing fees.

**	The Fund’s actual total annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees or reimburse expenses in order to keep total annual operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses for Class I Shares were as follows:

Strategic Growth Fund	1.06%
For more information about these fees, see “Investment Adviser and Sub-Advisers.”
Example: Cost of Investing
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.
The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund’s Class I Shares would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556
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BISHOP STREET DIVIDEND VALUE FUND
(FORMERLY, BISHOP STREET LARGE CAP CORE EQUITY FUND)
■   ■   ■    FUND SUMMARY
Investment Goal
Total return, consisting of current income and capital appreciation
Investment Focus
Income-producing (dividend-paying) equity securities
Share Price Volatility
Medium
Principal Investment Strategy
Investing in a diversified portfolio of income-producing (dividend-paying) equity securities
Investor Profile
Investors seeking total return, consisting of current income and capital appreciation, who are willing to accept the risk of share price volatility
■   ■   ■    SIMPLY SPEAKING
What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks)index of 500 stocks, designed to mimic the overall U.S. equity market’s industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.
■   ■   ■    INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its net assets (which includes net assets plus any borrowings for investment purposes) in income-producing (dividend-paying) equity securities. This investment policy may be changed upon 60 days’ prior notice to shareholders. The Fund invests in a diversified portfolio of common stocks and other types of equity securities, such as preferred stocks and convertible securities. The Fund invests principally in securities of companies that Columbia Management Advisors, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, believes are undervalued, but may also invest in securities of companies that the Sub-Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low or below investment grade or are unrated but determined by the Sub-Adviser to be of comparable quality (high yield or “junk” bonds).
The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Sub-Adviser considers, among other factors:
•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The
Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	overall economic and market conditions.
The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

■   ■   ■    PRINCIPAL RISKS OF INVESTING
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
The Fund may invest in either “growth” and/or “value” stocks. “Growth” stocks are stocks that the Sub-Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Because growth stocks typically trade at a higher multiple of earnings than other types of stocks, the value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. “Value” stocks are stocks of companies that the Sub-Adviser believes are undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. With value stocks, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.
Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.
The prices of debt securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the debt securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks.
High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk, tend to be more sensitive to credit risk, which is more likely to weaken the ability of the issuers to make payments of interest and principal. Market developments and the financial and business conditions of
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the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.
The amount of the distributions paid by the Fund generally depends on the amount of income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Fund receives from its investments decline.
■   ■   ■    PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Prior to February 1, 2010, the Fund’s investment strategy included investing at least 80% of its net assets in large cap equity securities; therefore, the past performance shown below may have differed had the Fund’s current investment strategy been in effect during those periods. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.
Average Annual Total Returns
This table compares the Fund’s average annual total returns for the periods ended December 31, 2008 to those of the Russell 1000® Value Index, the S&P 500 Composite Index and the Consumer Price Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception[1]
Dividend Value Fund Return Before Taxes Class I Shares	(42.02)%	(14.90)%
Dividend Value Fund Return After Taxes on Distributions Class I Shares	(42.27)%	(15.61)%
Dividend Value Fund Return After Taxes on Distributions and Sale of Fund Shares Class I Shares	(27.18)%	(12.54)%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[2]	(36.85)%	(11.54)%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)[2]	(37.00)%	(10.52)%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)[2]	0.09%	1.47%

[1]	The Fund’s inception date is May 3, 2006. Index returns provided from May 31, 2006.

[2]	Effective February 1, 2010, the Fund has changed its primary benchmark from the S&P 500 Composite Index to the Russell 1000® Value Index, and removed the Consumer Price Index as a secondary benchmark. The Sub-Adviser believes the Russell 1000® Value Index is more representative of the type of securities in which the Fund invests.
■   ■   ■    FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)*	None
Exchange Fee	None

*	Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see “How to Sell Your Fund Shares — Receiving Your Money”).
Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.74%
Other Expenses	0.56	%*

Total Annual Operating Expenses	1.30	%**

*	Other Expenses include shareholder servicing fees.

**	The Fund’s actual total annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees or reimburse expenses in order to keep total annual operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses for Class I Shares were as follows:

Dividend Value Fund	1.05%
For more information about these fees, see “Investment Adviser and Sub-Advisers.”
Example: Cost of Investing
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.
The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund’s Class I Shares would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568
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BISHOP STREET HIGH GRADE INCOME FUND
■   ■   ■    FUND SUMMARY
Investment Goal
High total return
Investment Focus
Corporate and U.S. government debt obligations
Share Price Volatility
Medium
Principal Investment Strategy
Investing in high grade U.S. debt obligations of domestic corporations and the U.S. government
Investor Profile
Conservative investors seeking income, who are willing to accept some degree of share price volatility
■   ■   ■    SIMPLY SPEAKING
What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.
■   ■   ■    INVESTMENT STRATEGY
The High Grade Income Fund primarily invests (at least 80% of its net assets) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by either S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody’s, or unrated equivalent). In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders.
■   ■   ■    PRINCIPAL RISKS OF INVESTING
The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.
The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.
Although the Fund’s U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition of the credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities.
The Fund’s investment approach, with its emphasis on high quality corporate and U.S. government obligations of medium maturity, seeks to provide total return through income and some capital appreciation with moderate risk to principal and less sensitivity to changing interest rates than longer-term or lower quality bond funds.

■   ■   ■    PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.
Average Annual Total Returns
This table compares the Fund’s average annual total returns for the periods ended December 31, 2008 to those of the Barclays Capital U.S. Government/Credit Index (formerly, the Lehman Brothers U.S. Government/Credit Index) and the Consumer Price Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
High Grade Income Fund Return Before Taxes Class I Shares	8.53%	4.69%	5.06%
High Grade Income Fund Return After Taxes on Distributions Class I Shares	6.94%	3.16%	3.28%
High Grade Income Fund Return After Taxes on Distributions and Sale of Fund Shares Class I Shares	5.48%	3.10%	3.24%
Barclays Capital U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	5.71%	4.65%	5.64%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	0.09%	2.67%	2.52%
■   ■   ■    FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you purchase or sell the Fund’s Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)*	None
Exchange Fee	None

*	Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see “How to Sell Your Fund Shares — Receiving Your Money”).
Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.55%
Other Expenses	0.55	%*

Total Annual Operating Expenses	1.10	%**

*	Other expenses include shareholder servicing fees.

**	The Fund’s actual total annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees or reimburse expenses in order to keep total annual operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses for Class I Shares were as follows:

High Grade Income Fund	0.76%
For more information about these fees, see “Investment Adviser and Sub-Advisers.”
Example: Cost of Investing
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.
The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund’s Class I Shares would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340
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BISHOP STREET HAWAII MUNICIPAL BOND FUND
■   ■   ■    FUND SUMMARY
Investment Goal
High current income exempt from federal and Hawaii state income taxes
Investment Focus
Hawaii municipal bonds
Share Price Volatility
Medium
Principal Investment Strategy
Investing in a portfolio focused on investment grade municipal bonds
Investor Profile
Investors seeking tax-exempt current income who are willing to accept the risk of investing in a portfolio of municipal securities
■   ■   ■    SIMPLY SPEAKING
What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.
■   ■   ■    INVESTMENT STRATEGY
The Hawaii Municipal Bond Fund primarily invests (at least 80% of its net assets) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders.
■   ■   ■    PRINCIPAL RISKS OF INVESTING
The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.
The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.
The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.
The Fund’s investment approach, with its emphasis on investment grade municipal bonds, seeks to provide current tax-exempt income with moderate risk to principal. The Fund generally is not expected to perform as well as a comparable taxable bond fund, but may do as well or better on an after-tax basis.

■   ■   ■    PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.
Average Annual Total Returns
This table compares the Fund’s average annual total returns for the periods ended December 31, 2008 to those of the Barclays Capital Municipal Bond Index (formerly, the Lehman Brothers Municipal Bond Index) and the Consumer Price Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Hawaii Municipal Bond Fund Return Before Taxes Class I Shares	(1.02)%	2.33%	4.03%
Hawaii Municipal Bond Fund Return After Taxes on Distributions Class I Shares	(1.02)%	2.24%	3.96%
Hawaii Municipal Bond Fund Return After Taxes on Distributions and Sale of Fund Shares Class I Shares	0.69%	2.57%	4.07%
Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	(2.47)%	2.71%	4.26%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	0.09%	2.67%	2.52%
■   ■   ■    FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you purchase or sell the Fund’s Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)*	None
Exchange Fee	None

*	Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see “How to Sell Your Fund Shares – Receiving Your Money”).
Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.57	%*

Total Annual Operating Expenses	0.92	%**

*	Other Expenses include shareholder servicing fees.

**	The Fund’s actual total annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees or reimburse expenses in order to keep total annual operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses for Class I Shares were as follows:

Hawaii Municipal Bond Fund	0.55%
For more information about these fees, see “Investment Adviser and Sub-Advisers.”
Example: Cost of Investing
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund’s Class I Shares would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131
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BISHOP STREET GOVERNMENT MONEY MARKET FUND
(FORMERLY, THE MONEY MARKET FUND)
■   ■   ■    FUND SUMMARY
Investment Goal
Preserving principal and maintaining liquidity while providing current income
Investment Focus
Short-term money market instruments
Share Price Volatility
Very low
Principal Investment Strategy
Investing in high quality, U.S. dollar denominated short-term securities
Investor Profile
Conservative investors seeking current income through a low risk liquid investment
■   ■   ■    SIMPLY SPEAKING
What is an Average?
An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund’s goal.
■   ■   ■    INVESTMENT STRATEGY
The Government Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Fund’s investment sub-adviser, Fischer Francis Trees & Watts, Inc. (Sub-Adviser) determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.
Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.
■   ■   ■    PRINCIPAL RISKS OF INVESTING
An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. A Fund share is not a deposit or obligation of any bank and is not insured or guaranteed by the FDIC or any government agency. In addition, although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal, and you may lose money by investing in the Fund.
Although the Fund’s U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. The Fund’s investment approach, with its emphasis on short-term obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price.

■   ■   ■    PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.
Average Annual Total Returns
This table compares the Fund’s average annual total returns for the periods ended December 31, 2008 to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

	1 Year	5 Years	10 Years
Government Money Market Fund Return Class I Shares	2.18%	3.06%	3.22%
iMoneyNet, Inc. First Tier
Institutions-Only Average Return	2.62%	3.28%	3.36%
For information concerning the Fund’s 7-Day Yield, please call 1-800-262-9565
■   ■   ■    FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you purchase or sell the Fund’s Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)*	None
Exchange Fee	None

*	Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see “How to Sell Your Fund Shares – Receiving Your Money”).
Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.58	%*
Acquired Fund Fees and Expenses	0.01	%**

Total Annual Operating Expenses	0.89	%***

*	Other Expenses include shareholder servicing fees.

**	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

***	The Fund’s actual total annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees or reimburse expenses in order to keep total annual operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses for Class I Shares were as follows:

Government Money Market Fund	0.52%
For more information about these fees, see “Investment Adviser and Sub-Advisers.”
Example: Cost of Investing
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.
The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund’s Class I Shares would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096
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MORE INFORMATION ABOUT RISK

■ ■ ■	MANAGEMENT RISK All Funds
The risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	EQUITY RISK Strategic Growth Fund Dividend Value Fund
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

■ ■ ■	FIXED INCOME RISK Dividend Value Fund High Grade Income Fund Hawaii Municipal Bond Fund Government Money Market Fund
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:
■	Call Risk Dividend Value Fund High Grade Income Fund Hawaii Municipal Bond Fund Government Money Market Fund
During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.
■	Credit Risk Dividend Value Fund High Grade Income Fund Hawaii Municipal Bond Fund Government Money Market Fund

The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price.
■	Event Risk Dividend Value Fund High Grade Income Fund Hawaii Municipal Bond Fund Government Money Market Fund

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.
■	Municipal Issuer Risk Dividend Value Fund High Grade Income Fund Hawaii Municipal Bond Fund Government Money Market Fund

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

In addition, the Hawaii Municipal Bond Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.
■	Mortgage-Backed Securities High Grade Income Fund

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.
MORE INFORMATION ABOUT FUND INVESTMENTS
In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI). For the Government Money Market Fund, these investments may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. issuers (including asset-backed securities) but only to the extent they are guaranteed as to principal by the U.S. Treasury, FDIC, or the U.S. government and/or its agencies; (ii) short-term obligations issued by state governments; and (iii) shares of other money market funds.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in short-term obligations, cash or cash equivalents. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.
Information About Portfolio Holdings
A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. The portfolio holdings for the Funds (except for the Money Market Fund) are disclosed in the Quarterly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com. The portfolio holdings for the Money Market Fund are disclosed in the Monthly Holdings Report, which is also available on the Funds’ website at www.bishopstreetfunds.com.
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INVESTMENT ADVISER AND SUB-ADVISERS
■   ■   ■    INVESTMENT ADVISER
Bishop Street Capital Management (Adviser), a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as investment adviser to the Funds. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with two of the Sub-Advisers, BNP Paribas Asset Management, Inc. and Fischer Francis Trees & Watts, Inc., which are also subsidiaries of BNP Paribas. As of March 31, 2009, the Adviser had approximately $2.19 billion in assets under management.
The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. For the fiscal year ended December 31, 2008, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):

Strategic Growth Fund	0.74%
Dividend Value Fund	0.72%
High Grade Income Fund	0.44%
Hawaii Municipal Bond Fund	0.26%
Government Money Market Fund	0.16%
The Adviser oversees the Sub-Advisers to ensure compliance with the Strategic Growth, Dividend Value, and Government Money Market Funds’ investment policies and guidelines, and monitors the Sub-Advisers’ adherence to their investment styles. The Adviser pays the Sub-Advisers out of the investment advisory fees it receives.
The Board of Trustees of Bishop Street Funds supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is included each year in the Funds’ semi-annual report for the period ended June 30.
■   ■   ■    INVESTMENT SUB-ADVISERS
BNP Paribas Asset Management, Inc. (BNP PAM) serves as the Strategic Growth Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis. BNP PAM selects, buys and sells securities for the Fund under the general supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and a subsidiary of BNP Paribas. BNP PAM Inc. is an investment adviser registered as such with the U.S. Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 (Advisers Act). It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals (“associated persons”, as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS (BNP PAM SAS). BNP PAM is a direct, wholly-owned subsidiary of Paribas North America, Inc. As of December 31, 2008, BNP PAM SAS had approximately $5 billion in assets under management for U.S. equity products managed under this strategy and approximately $424 billion in assets under management worldwide.
Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Government Money Market Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $21.2 billion as of March 31, 2009, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW’s main office is located at 200 Park Avenue, 46th Floor, New York, NY 10166. FFTW is directly wholly-owned by Charter

Atlantic Corporation, a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation.
Columbia Management Advisors, LLC (CMA) serves as the Dividend Value Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis. CMA, located at 100 Federal Street, Boston, MA 02110, is an investment adviser registered with the SEC under the Advisers Act and is an indirect, wholly owned subsidiary of Bank of America, located at Bank of America Corporate Center, Charlotte, North Carolina 28255. CMA’s management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to mutual funds, CMA acts as investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. In rendering investment advisory services, CMA may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of CMA. CMA may also use the research and other expertise of other affiliates and third parties in managing the Fund’s investments. As of December 31, 2009, CMA had assets under management of approximately $292.9 billion.
On September 30, 2009, Bank of America announced that it had entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction includes, among other things, the sale of the part of the asset management business of Columbia Management Group, LLC that advises long-term mutual funds, including the Dividend Value Fund. The transaction is subject to certain approvals and other conditions to closing and is currently expected to close in the spring of 2010. The transaction would result in the termination of CMA’s sub-advisory agreement with the Adviser. In order for the assignee of CMA’s long-term asset management business, RiverSource Investments, LLC (“Riversource”) to sub-advise the Dividend Value Fund after the closing of the transaction, the Board and the Fund’s shareholders will be required to approve a new sub-advisory agreement with RiverSource.
■   ■   ■    PORTFOLIO MANAGERS
Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of both the Hawaii Municipal Bond Fund and the High Grade Income Fund. Ms. Carias, serving in various capacities with the Adviser and/or affiliates for over twenty years, has 13 years of investment management experience and holds a B.A. in Accounting from Chaminade University.
Stephanie M. Chun, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. She brings over six years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and is an M.B.A. candidate at the University of Hawaii.
Michael K. Hirai, CFA, CPA, Bishop Street Capital Management, is President, Chief Investment Officer and Director of the Adviser and also serves as co-portfolio manager of the High Grade Income Fund. Mr. Hirai has over 25 years of experience managing fixed income and equity portfolios for institutions and high-net worth individuals, most recently serving as Chairman and President of CIC/HCM Asset Management, Inc. when it was acquired by the Adviser in June 2004. He has served in senior management roles with investment firms based in Los Angeles and Honolulu and has also worked with two national accounting firms. Mr. Hirai holds an M.B.A. from the University of Southern California and a B.B.A. from the University of Hawaii/Manoa. He is a Chartered Financial Analyst and a Certified Public Accountant in Hawaii. He serves as President and Director of CFA Hawaii and is a past member of the Council of Revenues, State of Hawaii and the Corporate Council for the Environment/The Nature Conservancy of Hawaii.
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Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Government Money Market Fund. Mr. O’Donnell joined FFTW in 2002 and has over ten years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).
Hubert Goyé, of BNP PAM, serves as the Strategic Growth Fund’s portfolio manager. Mr. Goyé is the Head of International Equity and has been a portfolio manager since 1995. Mr. Goyé has more than 20 years of investment experience and holds an advanced degree in engineering from Ecole Nationale de Ponts et Chaussees, Paris. Mr. Goyé manages BNP PAM’s U.S. Core Growth strategy’s model portfolio, the investment decisions of which are replicated in the Strategic Growth Fund. Mr. Goyé is the primary decision-maker and heads a team consisting of researchers and analysts.
Scott L. Davis, of CMA, serves as the Dividend Value Fund’s portfolio manager. Mr. Davis is Vice President of CMA and has been a portfolio manager of the Fund since February 2010. Mr. Davis has been associated with CMA or its predecessors as an investment professional since 1985.
Richard E. Dahlberg, CFA, of CMA, serves as the Dividend Value Fund’s portfolio manager. Mr. Dahlberg is Managing Director of CMA and has been a portfolio manager of the Fund since February 2010. Mr. Dahlberg has been associated with CMA or its predecessors as an investment professional since 2003.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.
■   ■   ■    ADDITIONAL COMPENSATION
The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).
PURCHASING, SELLING AND EXCHANGING FUND SHARES
This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.
The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.
■   ■   ■    HOW TO PURCHASE FUND SHARES
You may purchase shares directly by:
■ Mail;
■ Telephone;
■ Wire; or
■ Direct Deposit.
To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.
General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).
Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Excessive Trading.”
The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.
Each Fund’s NAV (except for the Money Market Fund’s NAV) is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day’s NAV, generally a Fund must receive your purchase order in proper form by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time.
The Money Market Fund’s NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Money Market Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.
On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the High Grade Income Fund, Hawaii Municipal Bond Fund and the Money Market Fund reserve the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after that Fund’s closing time and credit will be given to the next Business Day.
How the Funds Calculate NAV
NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.
In calculating NAV for the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.
In calculating NAV for the Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund’s SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees.
Fair Value Pricing
The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Strategic Growth and Dividend Value Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.
When valuing fixed income securities with remaining maturities of more than 60 days, the High Grade Income and Hawaii Municipal Bond Funds use the
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value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.
Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.
Minimum Purchases & Automatic Investment Plans
You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). A Fund may accept investments of smaller amounts in its sole discretion.
If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.
■   ■   ■    HOW TO SELL YOUR FUND SHARES
If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.
If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.
If you are requesting to sell $5,000 or more of your shares, your request must be in writing.
Other than for the Money Market Fund, if you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.
The sale price of each share will be the next NAV determined after a Fund receives your request.
Systematic Withdrawal Plan
If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.
Receiving Your Money
Normally, the Funds will send your sale proceeds within seven days after they receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).
Redemptions in Kind
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.
Involuntary Sales of Your Shares
If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.
The Funds will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.
Suspension of Your Right to Sell Your Shares
The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.
■   ■   ■    HOW TO EXCHANGE YOUR SHARES
You may exchange Class I Shares of any Fund for Class I Shares of any other Bishop Street Fund on any Business Day by contacting the Funds directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone.
If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds’ policy on excessive trading, see “Excessive Trading.”
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.
Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.
OTHER POLICIES
Excessive Trading
The Funds (except the Money Market Fund) are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and
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experiencing increased transaction costs.
The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Funds’ Board of Trustees. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:
•	Shareholders are restricted from making more than four “round trips” into or out of each Fund per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the same Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believe that the trading activity would be harmful or disruptive to the Funds.
The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.
The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. Although these policies are designed to deter frequent trading in the Funds will occur, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading.
Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ frequent trading policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ frequent trading policy with respect to customers identified by the Funds as having engaged in frequent trading. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.
Money Market Fund – The Government Money Market Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Fund’s Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.

Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.
When you open an account, the Funds will ask you to provide your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.
In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.
The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s NAV next determined.
The Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
Anti-Money Laundering Program
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
SHAREHOLDER SERVICING ARRANGEMENTS
The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.
The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are
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attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.
Each Fund has adopted a shareholder servicing plan that provides that Class I Shares of the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders, as described in the section below.
PAYMENTS TO FINANCIAL INTERMEDIARIES
From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.
The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of each Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.
DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes its net investment income, if any, as follows:
Declared Daily and Paid Monthly
     High Grade Income Fund
     Hawaii Municipal Bond Fund
     Government Money Market Fund
     Declared and Paid Quarterly
          Strategic Growth Fund
          Dividend Value Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.
You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.
TAXES
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.
Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.
Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund’s shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Government Money Market Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund share.
The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.
More information about taxes is in the SAI.
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FINANCIAL HIGHLIGHTS
The tables that follow present performance information about the Funds’ Class I Shares. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report for the period ended December 31, 2008, along with each Fund’s financial statements, is included in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.
For a share outstanding throughout the periods ended December 31,

		Investment
		Activities											Ratio of
			Net Realized										Expenses	Ratio of
			and	Total	Dividends and						Ratio of		to Average	Net
	Net Asset	Net	Unrealized	Investment	Distributions from		Total	Net Asset		Net Assets,	Expenses		Net Assets	Investment
	Value,	Investment	Gain	Activities	Net		Dividends	Value,		End of	to		Excluding	Income (Loss)	Portfolio
	Beginning	Income	(Loss) on	from	Investment	Capital	and	End of	Total	Period	Average		Fee	to Average	Turnover
	of Period	(Loss)(1)	Investments	Operations	Income	Gains	Distributions	Period	Return†	(000)	Net Assets		Waivers	Net Assets	Rate

STRATEGIC GROWTH FUND
2008	$14.05	$(0.02)	$5.73	$5.75	$—	$(0.22)	$(0.22)	$8.08	(41.46)%	$62,237	1.06%		1.29%	(0.19)%	73%
2007	14.84	(0.03)	1.53	1.50	—	(2.29)	(2.29)	14.05	10.10	126,384	1.07		1.30	(0.22)	61
2006	14.35	(0.03)	1.41	1.38	—	(0.89)	(0.89)	14.84	9.78	142,929	1.06		1.30	(0.23)	53
2005	13.08	(0.05)	1.56	1.51	—	(0.24)	(0.24)	14.35	11.52	123,341	1.07		1.31	(0.35)	55
2004	11.93	(0.05)	1.20	1.15	—	—	—	13.08	9.64	79,168	1.05		1.29	(0.38)	59
DIVIDEND VALUE FUND (FORMERLY, LARGE CAP CORE EQUITY FUND)
2008	$10.54	$0.07	$(4.47)	$(4.40)	$(0.07)	$(0.05)	$(0.12)	$6.02	(42.02)%	$51,859	1.05%		1.30%	0.84%	75%
2007	10.62	0.04	0.52	0.56	(0.04)	(0.60)	(0.64)	10.54	5.24	101,342	1.05		1.31	0.38	65
2006(2)	10.00	0.04	0.62	0.66	(0.04)	—	(0.04)	10.62	6.63	102,850	1.05	*	1.32 *	0.64 *	51
HIGH GRADE INCOME FUND
2008	$10.15	$0.43	$0.41	$0.84	$(0.43)	$—	$(0.43)	$10.56	8.53%	$121,976	0.76%		1.10%	4.22%	28%
2007	9.94	0.44	0.21	0.65	(0.44)	—	(0.44)	10.15	6.67	136,223	0.76		1.11	4.38	26
2006	10.06	0.41	(0.12)	0.29	(0.41)	—	(0.41)	9.94	2.96	141,448	0.76		1.12	4.12	41
2005	10.33	0.39	(0.19)	0.20	(0.39)	(0.08)	(0.47)	10.06	2.00	141,439	0.76		1.13	3.82	45
2004	10.40	0.38	(0.03)	0.35	(0.38)	(0.04)	(0.42)	10.33	3.41	157,170	0.76		1.11	3.68	45
HAWAII MUNICIPAL BOND FUND
2008	$10.56	$0.40	$(0.51)	$(0.11)	$(0.40)	$—	$(0.40)	$10.05	(1.02)%	$130,807	0.55%		0.92%	3.91%	36%
2007	10.77	0.42	(0.16)	0.26	(0.42)	(0.05)	(0.47)	10.56	2.47	144,828	0.55		0.93	3.92	25
2006	10.77	0.43	0.04	0.47	(0.43)	(0.04)	(0.47)	10.77	4.42	138,333	0.55		0.93	3.99	47
2005	11.02	0.43	(0.16)	0.27	(0.43)	(0.09)	(0.52)	10.77	2.51	145,213	0.55		0.93	3.97	41
2004	11.21	0.44	(0.07)	0.37	(0.44)	(0.12)	(0.56)	11.02	3.36	148,575	0.55		0.92	3.97	40
GOVERNMENT MONEY MARKET FUND (FORMERLY, THE MONEY MARKET FUND)
2008	$1.00	$0.02	$— **	$0.02	$(0.02)	$—	$(0.02)	$1.00	2.18%	$164,165	0.51	%(3)	0.88%	2.19%	n/a
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.86	179,725	0.50		0.86	4.75	n/a
2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.63	159,044	0.50		0.86	4.55	n/a
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.78	170,455	0.50		0.87	2.73	n/a
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.92	167,910	0.50		0.84	0.90	n/a

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*	Annualized

**	Amount represents less than $0.01.

(1)	Per share net investment income amount calculated using average shares.

(2)	Commenced operations on May 3, 2006.

(3)	The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the Adviser’s voluntary expense limitation, the ratio would have been 0.50% for the fiscal year ended December 31, 2008.

Amounts designated as “—” are either $0 or have been rounded to $0.

BISHOP STREET FUNDS PRIVACY POLICY
In the course of doing business with shareholders and investors, the Bishop Street Funds (the “Funds”) collect non-public personal information about you. “Non-public personal information” is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.
The Funds collect this information from the following sources:
•	Information they receive from you on applications or other forms; and

•	Information about your transactions with us and our service providers, or others.
What information the Funds disclose and to whom the Funds disclose information.
The Funds only disclose non-public personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose non-public personal information about shareholders to non-affiliated third parties such as:
•	To government entities, in response to subpoenas or to comply with laws or regulations;

•	When you, the customer, direct the Funds to do so or consent to the disclosure;

•	To companies that perform necessary services for the Funds, such as the Funds’ transfer agent, that the Funds use to process your transactions or maintain your account; and

•	To protect against fraud, or to collect unpaid debts.
Information about former customers.
If you decide to close your account(s) or become an inactive customer, the Funds will adhere to the privacy policies and practices described in this notice.
How the Funds safeguard information.
Within the Funds, access to non-public personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.
Should you have any questions regarding the Funds’ Privacy Policy, please contact the Funds at 1-800-262-9565.
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INVESTMENT ADVISER
Bishop Street Capital Management
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
SUB-ADVISERS
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, NY 10166
BNP Paribas Asset Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166
Columbia Management Advisors, LLC
100 Federal Street
Boston, Massachusetts 02110
DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
More information about the Funds is available without charge through the following:
Statement of Additional Information
The SAI dated April 30, 2009 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds’ website at www.bishopstreetfunds.com.
Annual and Semi-Annual Reports
These reports list each Fund’s holdings and contain information from the Funds’ managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the Funds’ most recent Annual and Semi-Annual Reports on the Funds’ website at www.bishopstreetfunds.com.
To Obtain More Information:
By Telephone: Call 1-800-262-9565
By Mail: Write to the Funds
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
Bishop Street Funds’ Investment Company Act registration number is 811-08572.
Visit us online at www.bishopstreetfunds.com.
BSF-PS-007-1400

BISHOP STREET FUNDS
Large Cap Core Equity Fund
(the “Fund”)
Supplement dated February 1, 2010
to the
Statement of Additional Information dated April 30, 2009
This supplement provides new and additional information beyond that contained in the statement of additional information listed above (the “SAI”) and should be read in conjunction with the SAI.
At a meeting held on November 11-12, 2009, the Board of Trustees of Bishop Street Funds (the “Trust”) approved a new sub-advisory agreement with Columbia Management Advisors, LLC (“Columbia”) on behalf of the Large Cap Core Equity Fund (the “Fund”) (the “New Sub-Advisory Agreement”). In connection with the approval of Columbia as the Fund’s new sub-adviser, the Board also approved a new investment goal, principal investment strategy and name for the Fund. Subsequently, at a special meeting of shareholders held on January 15, 2010 (the “Special Meeting”), shareholders approved the New Sub-Advisory Agreement and appointed Columbia as sub-adviser to the Fund. Therefore, effective on February 1, 2010, the following changes are made:
•	Effective February 1, 2010, the name of the “Large Cap Core Equity Fund” is changed to the “Dividend Value Fund.” Therefore, all references to the Large Cap Core Equity Fund are replaced with “Dividend Value Fund.”

•	Effective February 1, 2010, under the heading “Description of Permissible Investments,” the following replaces the chart on pages 2-3:

				Hawaii
	Dividend Value	Strategic		Municipal	High Grade
	Fund	Growth Fund		Bond Fund	Income Fund
ADRs	20%		*	—	—
Asset-Backed Securities	20%	—		—	35%[1]
Bank Obligations	20%	—		—	35%[1]
Commercial Paper	20%	—		—	35%[1]
Convertible Debt Securities	20%	—		—	—
Convertible Equity Securities	✓		*	—	—
Corporate Debt Obligations	20%	—		20%[2]	✓ [1,3]
Equity Securities	✓	✓		—	—
Futures	20%		*	—	—
Investment Company Shares	*	10%		10%	10%
Mortgage-Backed Securities	—	—		—	35%[4]
Municipal Securities	20%	—		✓ [5]	20%
Options	20%		*	—	—
Repurchase Agreements	—		*	20%[2]	20%
Restricted Securities	—	15%		15%	15%
Securities of Foreign Issuers	20%		*	—	✓ [1]
Supranational Agency Obligations	—	—		—	35%[6]
U.S. Government Agency and Treasury Obligations	20%	—		20%[2]	✓ [7]

			Hawaii
	Dividend Value	Strategic	Municipal	High Grade
	Fund	Growth Fund	Bond Fund	Income Fund
Variable & Floating Rate Instruments	—	—	✓	✓
Zero Coupon Obligations	—	—	✓	✓
Borrowing	33%	33%	33%	33%
Illiquid Securities	15%[2]	15%[2]	15%[2]	15%[2]
Securities Lending	33 1/3%	33 1/3%	33 1/3%	33 1/3%
Standby Commitments	33%	33%	33%	33%
When-Issued Securities	33%	33%	33%	33%

1.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalents.

2.	Percentage is based on net assets, not total assets.

3.	May invest up to 20% of the Fund’s net assets in securities rated BBB by S&P or BAA by Moody’s, or unrated equivalent.

4.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent including privately issued mortgage-backed securities rated A or higher by S&P or Moody’s, or unrated equivalents.

5.	Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from federal and Hawaii state income taxes.

6.	May not invest more than 20% in obligations not rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent.

7.	May invest in U.S. Treasury Receipts.
•	Effective February 1, 2010, under the heading “Investment Limitations” and specifically under the sub-heading “Non-Fundamental Investment Policies” on page 14, the following replaces non-fundamental investment policy no. 2:
2.	The Dividend Value Fund shall invest at least 80% of its net assets, under normal circumstances, in income-producing (dividend-paying) equity securities. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
•	Effective February 1, 2010, under the heading “Sub-Advisers” beginning on page 16, the disclosure under the sub-heading “Lotsoff Capital Management” is deleted and replaced with the following:

Columbia Management Advisors, LLC

General. Columbia Management Advisors, LLC (“CMA”), 100 Federal Street, Boston, Massachusetts 02100, serves as the Dividend Value Fund’s sub-adviser and manages the Fund’s portfolio on a day-to-day basis. CMA selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. CMA is an investment adviser registered as such with the SEC under the Advisers Act and is an indirect, wholly owned subsidiary of Bank of America, located at Bank of America Corporate Center, Charlotte, North Carolina 28255. As of December 31, 2009, CMA had approximately $292.9 billion in assets under management.

On September 30, 2009, Bank of America announced that it had entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”). The proposed transaction includes, among other things, a sale of the part of the asset management business that advises long-term mutual funds, including the Dividend Value Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. The transaction would result in the termination of the CMA Sub-Advisory Agreement (defined below). In order for the assignee of CMA’s long-term asset management business, RiverSource Investments, LLC (“RiverSource”) to sub-advise the Dividend Value Fund after the closing of the transaction, the Board and the Fund’s shareholders will be required to approve a new sub-advisory agreement with RiverSource.

Sub-Advisory Fees Paid to CMA. The Adviser and CMA are parties to a sub-advisory agreement dated January 25, 2010, under which CMA provides sub-advisory services to the Dividend Value Fund (the “CMA Sub-Advisory Agreement”). Under the CMA Sub-Advisory Agreement, CMA is entitled to fees calculated daily and paid monthly at the following annual rate: 0.36% on the first $75 million of net assets; 0.35% on the next $75 million of net assets; 0.325% on the next $100 million of net assets; 0.30% on the next $250 million of net assets; and 0.25% on assets over $500 million. These fees are paid by the Adviser; CMA receives no advisory fees directly from the Fund.

Prior to February 1, 2010, the Dividend Value Fund was sub-advised by Lotsoff Capital Management (“Lotsoff”) pursuant to the terms of a sub-advisory agreement dated October 17, 2005 between the Trust, the Adviser and Lotsoff (the “Lotsoff Sub-Advisory Agreement”). Under the Lotsoff Sub-Advisory Agreement, Lotsoff was entitled to fees calculated daily and paid monthly at an annual rate of 0.24% of the aggregate average daily net assets of the Dividend Value Fund up to (but not including) $300 million, 0.225% of the aggregate average daily net assets of the Fund up to (but not including) $1 billion and 0.20% of the aggregate average daily net assets of the Fund in excess of $1 billion. These fees were paid by the Adviser; Lotsoff received no advisory fees directly from the Fund. For the fiscal years ended December 31, 2006, 2007 and 2008, Lotsoff received advisory fees of $116,268, $255,538 and $199,179, respectively, and waived $0 of those fees.

After the initial two year term, the continuance of the CMA Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the CMA Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Dividend Value Fund, as defined in the 1940 Act. The CMA Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Dividend Value Fund, by a majority of the outstanding shares of the Fund, or on not less than 30 days’ nor more than 60 days’ written notice by the Adviser or CMA to each other.
•	Effective February 1, 2010, under the heading “Portfolio Managers” beginning on page 18, the following changes are made:
•	Under the sub-heading “Compensation,” the disclosure regarding “Lotsoff” is deleted and replaced with the following:
CMA. CMA’s portfolio managers received all of their compensation from the CMA and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Dividend Value Fund in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, CMA generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. CMA also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
•	Under the sub-heading “Fund Shares Owned By Portfolio Managers,” the disclosure regarding “Lotsoff” is deleted and replaced with the following:

Dollar Range
Portfolio Manager	Fund Name	of Fund Shares
CMA
Scott L. Davis	Dividend Value Fund	None
Richard E. Dahlberg	Dividend Value Fund	None
•	Under the sub-heading “Management of Other Accounts,” the disclosure regarding “Lotsoff” is deleted and replaced with the following:

Columbia:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Scott L. Davis*	1	1,995.4	1	261.4	89	905.3
Richard E. Dahlberg*	2	2,435.4	0	0	89	905.3

*	Information provided as of December 31, 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
BSF-SK-010-0100